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                           SCHRODER INTERNATIONAL FUND

                                 INVESTOR SHARES

                       Supplement  Dated January 16, 1997
                        to Prospectus Dated May 16, 1996

1.  PORTFOLIO MANAGEMENT
The next to last paragraph in the section "Management -- Investment Adviser and Portfolio Manager", on Page 11 of the Prospectus, is replaced in its entirety by the following paragraph:

"The investment management team of Mark J. Smith, a Trustee and President of the Trust and Schroder Core, and Michael Perelstein, Vice President of the Trust and Schroder Core, with the assistance of an SCMI investment committee, is primarily responsible for the day-to-day management of the Portfolio's investment portfolio. Mr. Smith, who has managed the Fund's portfolio since October 1989 and the Portfolio's investments since its inception, has been a First Vice President of SCMI since April 1990 and a Director thereof since April 1993. He has been employed by various Schroder Group companies in the investment research and portfolio management areas since 1983. Mr. Perelstein has been a Senior Vice President of SCMI since January 2, 1997. Prior thereto, Mr. Perelstein was a Managing Director at MacKay Shields. Mr. Perelstein has more than twelve years of international and global investment experience."

2.  EXPENSES
The following language replaces the "Expenses" language found on page 13 of the Prospectus.

SCMI and Schroder Advisors have voluntarily undertaken to assume certain expenses of the Fund and the Portfolio (or waive their respective fees).
This undertaking is designed to place a maximum limit on total Fund expenses (excluding taxes, interest, brokerage commissions and other portfolio transaction expenses and extraordinary expenses) of 0.99% of the average daily net assets of the Fund attributable to Investor Shares. This expense limitation cannot be modified or withdrawn except by a majority vote of the Trustees of the Trust who are not affiliated with SCMI or Schroder Advisors. If expense reimbursements are required, they will be made on a monthly basis.
 SCMI will reimburse the Fund for four-fifths of the amount required and Schroder Advisors will reimburse the Fund for the remaining one-fifth; provided, however, that neither SCMI nor Schroder Advisors will be required to make any reimbursements or waive any fees in excess of the fees payable to them by the Fund and the Portfolio on a monthly basis for their respective advisory and administrative services.